O F F I C E L E A S E A G R E E M E N T






BY AND BETWEEN:


                             RIVER OFFICE EQUITIES,
                            a New Jersey Partnership,

                                                     as "Landlord"


                           - and -




                         FIRST MONTAUK SECURITIES CORP.,
                             a New York corporation,

                                                     as "Tenant"














PREMISES:  Parkway 109 Office Center
                   Newman Springs Road
                   Borough of Middletown
                   Monmouth County, New Jersey






DATED:  March 5, 1997


PREPARED BY:  H. HARDING BROWN, ESQ.




(NN\DUBROW\MONTAUK.210)
(LEASE.AGR)
(File No. 11684-210)
(2-4-97)(HHB:nn)
(2-25-97)(HHB:af)
(2-26-97)(HHB:nn)
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  51



                                TABLE OF CONTENTS

1. LEASED PREMISES............................................ 2

2. TERM OF LEASE.............................................. 3

3. RENT....................................................... 3

4. ADDITIONAL RENT............................................ 4

5. USE........................................................ 12

6. REPAIRS AND MAINTENANCE.................................... 13

7. LANDLORD'S SERVICES........................................ 14

8. INABILITY TO PERFORM....................................... 15

9. INSURANCE.................................................. 16

10. LANDLORD'S ACCESS FOR FUTURE CONSTRUCTION................. 17

11. FIXTURES.................................................. 17

12. CHANGES IN OR ABOUT PREMISES.............................. 18

13. ASSIGNMENT AND SUBLETTING................................. 18

14. FIRE...................................................... 19

15. COMPLIANCE WITH LOCAL RULES AND REGULATIONS............... 21

16. TERMINATION............................................... 22

17. INSPECTION BY LANDLORD.................................... 24

18. NOTICES................................................... 25

19. NON-WAIVER................................................ 25

20. ALTERATIONS OR IMPROVEMENTS BY TENANT..................... 25

21. NON-LIABILITY OF LANDLORD................................. 26

22. CONDEMNATION.............................................. 27

23. INCREASE OF INSURANCE RATES............................... 27

24. TENANT'S FIRE INSURANCE................................... 28

25. INDEMNITY................................................. 28

26. FORCE MAJEURE............................................. 29

27. MORTGAGE PRIORITY......................................... 29

28. SURRENDER OF PREMISES..................................... 30

29. SIGNS..................................................... 31

30. ESTOPPEL CERTIFICATE...................................... 31

31. TRANSFER BY LANDLORD...................................... 32

32. LIMIT OF LANDLORD'S LIABILITY............................. 32

33. LANDLORD'S RIGHT OF ENTRY AND ALTERATIONS................. 33

34. LANDLORD'S REMEDIES AND EXPENSES.......................... 33
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  52




                           TABLE OF CONTENTS (Cont'd)


35. LANDLORD'S RESERVED RIGHTS................................ 33

36. RULES AND REGULATIONS..................................... 34

37. WAIVERS................................................... 35

38. WAIVER OF TRIAL BY JURY................................... 35

39. SEVERABILITY.............................................. 35

40. QUIET ENJOYMENT........................................... 35

41. LEASE CONSTRUCTION........................................ 36

42. BINDING EFFECT............................................ 36

43. DEFINITIONS............................................... 36

44. PARAGRAPH HEADING......................................... 36

45. AMENDMENT AND MODIFICATIONS............................... 36

46. EXECUTION AND DELIVERY.................................... 36

47. SCHEDULES................................................. 37

48. BROKERAGE................................................. 37

49. SECURITY.................................................. 37

50. PRIOR LEASE SUPERSEDED.................................... 38

51. OPTION TO RENEW........................................... 38

52. COMMENCEMENT DATE DELAY................................... 39

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  53


                                 REFERENCE DATA


     Any reference in this Lease to the following subjects shall incorporate therein the data stated for the subjects in this Reference Data:

LANDLORD:                                    RIVER OFFICE EQUITIES
                                             a New Jersey Partnership


LANDLORD'S ADDRESS:                          Parkway 109 Office Center
                                             328 Newman Springs Road
                                             Red Bank, New Jersey 07701


TENANT:                                      FIRST MONTAUK SECURITIES CORP.
                                             a New York Corporation


TENANT'S ADDRESS                             Parkway 109 Office Center
                                             328 Newman Springs Road
                                             Red Bank, New Jersey
                                             (upon commencement)


LEASED PREMISES:                             Entire 3rd floor


GROSS RENTABLE AREA
  OF LEASED PREMISES:                        22,762 square feet


NET RENTABLE AREA
  OF LEASED PREMISES:                        19,372 square feet


LEASE TERM:                                  7 years


SCHEDULED COMMENCEMENT DATE:                 1/1/98


ANNUAL BASIC RENT:                           See Article 3 - Rent


TENANT'S PERCENTAGE:                         Thirty-seven (37%) percent


PERMITTED USE:                               General offices


OPTION TO RENEW:                             See Article 51


                                   RIVER OFFICE EQUITIES,
                                   a New Jersey Partnership
                                    Landlord

                                   By:_______________________________
                                      MARK DUBROW, General Partner


                                   FIRST MONTAUK SECURITIES CORP.,
                                   a New York Corporation
                                     Tenant

                                   By:________________________________


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     THIS LEASE AGREEMENT, made this day of February, 1997, between RIVER OFFICE
EQUITIES, a New Jersey Partnership, having an address at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, hereinafter called the "Landlord"; and FIRST MONTAUK SECURITIES CORP., a New York Corporation, having an office at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, hereinafter called the "Tenant".

                               STATEMENT OF FACTS

     1. The Landlord is the owner of certain lands and premises located on Newman Springs Road, in the Township of Middletown, County of Monmouth and State of New Jersey, which said lands and premises are more particularly described by metes and bounds on Schedule "A" annexed hereto and made a part hereof, (hereinafter referred to as the "Property") upon which the Landlord has erected on the Property an office building containing approximately 61,288 square feet (hereinafter called the "Building").

     2. The Leased Premises shall consist of the entire third floor of the Building, consisting of: (a) 9,716 gross Rentable Area now occupied by Tenant under Lease Agreement dated September 7, 1993; (b) the space now occupied by Smith Barney & Company; and (c) the space subleased from Pilot Labs, which entire third floor space contains 22,762 square feet of Gross Rentable Area.

     3. The  Commencement  Date of this Lease, as scheduled,  is the earlier of:
(a) sixty (60) days after Smith Barney & Company vacates the Leased Premises, or
(b) the date of issuance of the Certificate of Occupancy for the third floor premises upon completion of Tenant's Work, as hereinafter defined, but in no event later than January 1, 1998. Upon establishing the Commencement Date, Landlord and Tenant shall enter into a Lease Memorandum, in recordable form, establishing the agreed Commencement Date.

     NOW, THEREFORE, in consideration of the covenants and conditions hereinafter set forth and for other good and valuable consideration, the Landlord does demise, lease and let unto the Tenant, and the Tenant does rent and take from the Landlord the Leased Premises, and the Landlord and Tenant mutually covenant and agree as follows:

     1.   LEASED  PREMISES

     1.1 The Leased Premises shall consist of the entire third (3rd) floor of the Building containing 19,372 square feet of net rentable area (hereinafter called "Net Rentable Area"), together with Common Area Spaces attributable to all tenants of the Building which shall comprise 22,762 square feet of Gross Rentable Area. There shall be attributed to core and common area space 17.5% of the Gross Rentable Area.

     1.2 The use of the Leased Premises includes the right, in common with other tenants of the Building, to use the common entranceways, foyers, lavatories, stairways, elevators, plaza areas and parking areas.

     1.3 The Landlord covenants and agrees with Tenant that it will provide seventy-eight (78) parking places for Tenant's use for vehicles to be used by Tenant's employees, agents, servants or invitees.

     1.4 The Leased Premises shall be accepted by Tenant in an "as is" condition, except that Tenant shall undertake, at Tenant's sole cost and expense, certain leasehold improvements and modifications to the Leased Premises (hereinafter called "Tenant's Work") in accordance with plans and specifications (hereinafter called the "Plans") to be approved by Landlord and Tenant, in

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  55


writing, and which are incorporated by reference herein as Schedule "B". Tenant acknowledges that Landlord has given to Tenant an allowance of ONE HUNDRED FIFTY THOUSAND AND 00/100) ($150,000.00) DOLLARS toward the cost of Tenant's Work (hereinafter called "Tenant's Allowance"), which Tenant's Allowance has been reflected in the Annual Rent established under the Lease as agreed to between Landlord and Tenant. Upon approval of the Plans, Landlord shall undertake to cause Tenant's Work to be completed in accordance with the Plans. Tenant agrees that it will pay to the Landlord, based on monthly invoices, that portion of the cost of Tenant's Work completed as of the date of submission of said invoices, and Tenant shall pay such invoices to Landlord within fifteen (15) days after receipt. In the event the cost of Tenant's Work shall exceed $150,000.00, Landlord and Tenant shall agree on such excess cost to be paid by Tenant for Tenant's Work.

     2. TERM OF LEASE

     2.1 The Landlord leases unto the Tenant, and the Tenant hires the Leased Premises for the term of seven (7) years to commence on the Commencement Date, as established, pursuant to Paragraph 3 of the Statement of Facts hereinabove, and shall terminate seven (7) years thereafter (the "Termination Date").

     2.2 As required by Paragraph 3 of the Statement of Facts, Landlord and Tenant shall enter into a Lease Memorandum establishing the Commencement Date and the Termination Date, it being understood and agreed that: (a) the Commencement Date shall be established as the first day of the month following that event which establishes the Commencement Date as provided in Paragraph 3 of the Statement of Facts; and (b) any required rent to be paid pursuant to Article 3 hereof shall be adjusted for any partial month of occupancy prior to the establishment of the Commencement Date as hereinabove provided.

     3. RENT

     3.1 Except as hereinafter set forth in Article 3.2, Tenant shall pay: (a) Monthly Basic Rent of THIRTY-FIVE THOUSAND EIGHT HUNDRED FIFTY AND 55/100 ($35,850.55) DOLLARS per month, for the period commencing on the Commencement Date to November 30, 1998; and (b) Annual Basic Rent in the amount of FOUR HUNDRED THIRTY-THREE THOUSAND EIGHT HUNDRED FORTY-THREE AND 72/100 ($433,843.72) DOLLARS, payable monthly in the amount of THIRTY-SIX THOUSAND ONE HUNDRED FIFTY-THREE AND 64/100 ($36,153.64) DOLLARS per month from December 1, 1998, to the Termination Date. All Basic Rent due hereunder shall be paid promptly on the first day of each and every month during the Term of this Lease, without demand and without offset or deduction, together with such additional rent or charges (the "Additional Rent") required to be paid by the Tenant as hereinafter provided in Articles 4 and 7.

     3.2 Any installment of Basic Rent, Additional Rent and any other sum or charge accruing hereunder, payable by Tenant to Landlord which is not paid prior to the tenth (10th) day of any Lease month, shall bear interest at the per annum rate of five (5%) percent over the prime rate charged by The Chase Manhattan Bank, N.A., to its most favored borrowers (hereinafter in this Lease referred to as the "Premium Rate"), computed from the time when the same shall respectively become due and payable until the same shall be paid, which shall reflect daily rate changes as applicable.

     4.  ADDITIONAL RENT

     Additional Rent shall be paid by the Tenant in accordance with the provisions of this Article 4.



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  56


     4.1 Additional  rent,  taxes.


     (a) In the event that the amount of real estate taxes, assessments, sewer rents, rates and charges, state and local taxes, transit taxes or any other governmental charge, general, special, ordinary or extraordinary, hereinafter collectively called "Taxes" (but not including income or franchise taxes or any other taxes imposed upon, or measured by, the Landlord's income or profits, except if in substitution for real estate taxes as hereinafter provided) which may now or hereafter be levied or assessed against the lands upon which the Building stands and upon the Building (hereinafter collectively called the "Real Property") attributable to any tax year shall be greater than the amount of taxes on the Real Property attributable to the Base Year, as hereinafter defined, then the Tenant shall pay to the Landlord, as Additional Rent, Tenant's Percentage thereof. "Base Year" for purposes of this Article 4.1 shall mean the tax rate in effect as of 1998. The Landlord shall take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid in installments over a period of time, and Tenant shall be obliged to pay only Tenant's Percentage of the installments of any such assessment payable during the Term of this Lease or any renewal hereof. Tenant's Percentage of required payment of Taxes as herein provided shall be included as part of Operating Expenses as hereinafter provided in Article 4.2, and Tenant shall pay said obligation as applicable in the manner and in accordance with the terms and conditions provided in Article 4.2. The amount of Taxes for the Base Year, against which Tenant's liability for Additional Rent in subsequent years is determined, shall be the amount thereof finally determined to be legally payable by legal proceedings or otherwise. In the event the amount of Taxes for the Base Year has not been finally determined by legal proceedings or otherwise at the time of payment of Taxes for any subsequent year, the actual amount of Taxes paid by Landlord for the Base Year shall be used in the statement provided by Landlord as basis for Tenant's liability hereunder with respect to such subsequent year. Landlord agrees to furnish to Tenant, together with the statement hereinabove referred to, a copy of the final and preliminary tax bill during each year of the Lease Term. Upon final determination of the amount of Taxes for the Base Year, by legal proceedings or otherwise, Landlord shall deliver to Tenant a statement setting forth the amount of Taxes for the Base Year as finally determined and showing in reasonable detail the computation of any adjustment due to Landlord by reason thereof. Any payment due to Landlord by reason of such adjustment shall be paid as hereinbefore provided.


     (b) If Landlord shall receive any tax refund or rebate in respect of any tax year following the Base Year, Landlord may deduct from such tax refund any reasonable expenses incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, Landlord shall pay to Tenant Tenant's Percentage of the Taxes being refunded.

     (c) If the tax year for real estate taxes shall be changed, then an appropriate adjustment shall be made in the computation of the additional tax due to Landlord or any amount due to Tenant. The computation shall be made in accordance with generally accepted accounting principles applied on a consistent basis.


     d) If the last year of the Term of this Lease ends on any day other than the last day of a tax year, any payment due to Landlord or to Tenant by reason of any increase or decrease in Taxes shall be pro-rated and Landlord and Tenant shall make any required adjustment within thirty (30) days after the final Taxes have been established for the operational year. This covenant shall survive the expiration or termination of this Lease.


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  57


     (e) If at any time during the Term of this Lease the method or scope of taxation prevailing at the commencement of the Lease Term shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the real estate taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the Premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Landlord's Real Property comprising the demised Premises, as if such Real Property were the only property owned by the Landlord, then and in such event, such substituted tax or imposition shall be payable and discharged pro rata, as applicable, in accordance with the obligations set forth in this Article 4, computed on the basis of such law promulgated which shall authorize such change in the scope of taxation, and as required by the terms and conditions of the within Lease.

     4.2      Additional rent expense.

     (a) In the event that the amount of Operating Expenses (as hereinafter defined) for the Base Year (for the purposes of this Article 4.2 herein defined to be the calendar year 1998) shall be less than the amount of Operating Expenses for any succeeding calendar year, then Tenant shall pay to Landlord Tenant's Percentage of the increase in Operating Expenses for said succeeding calendar year, such cost to be projected and interpolated as if the Building were 95% rented during the Base Year hereinabove defined.

     (b) For the purposes of this Article 4.2, "Operating Expenses" shall mean the following expenses paid or incurred by Landlord in connection with the Building and the Property:

     (A) Wages, salaries, fees and other compensation and payments and payroll taxes and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits required by law or by union agreement (or, if the employees or any of them are non-union, then payments for benefits comparable to those generally required by union agreement in first-class office buildings in the Monmouth County area, which are unionized) made to or on behalf of all employees of Landlord performing services rendered in connection with the operation and maintenance of the Building and the Property, including, without limitation, elevator operators, elevator starters, window cleaners, porters, janitors, maids, miscellaneous handymen, watchmen, persons engaged in patrolling and protecting the Building and the Property, carpenters, engineers, firemen, mechanics, electricians, plumbers, persons engaged in the operation and maintenance of the Building and Property, Building superintendent and assistants, Building manager, and clerical and administrative personnel.


     (B) The uniforms of all employees, and the cleaning, pressing and repair thereof.

     (C) Cleaning costs for the Building and the Property, including the windows and sidewalks, all snow and rubbish removal (including separate contracts therefor) and the costs of all labor, supplies, equipment and materials incidental thereto.

     (D) Premiums and other charges incurred by Landlord with respect to all insurance relating to the Building and the Property and the operation and maintenance thereof, including, without limitation: fire and extended coverage insurance, including windstorm, flood, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke insurance; public liability; elevator; workmen's compensation; boiler and machinery; rent; use and occupancy; health, accident and group life insurance of all employees; and casualty rent insurance.


     (E) The cost of electricity, heat, water and sewer and any and all other utility services used in connection with the operation and maintenance of the Building and the Property (excluding electricity and other utility services, if any, which are paid directly by tenants or which should be charged to such other tenants). For the purpose of this Article 4.2(E), "cost of electricity" shall

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  58


include the cost of electricity for common areas attributable to Building operation [i.e. mechanical equipment operation, common area electricity usage, exterior lighting and, in general, all other electric utility usage mutually enjoyed by all tenants (based upon the electricity rate to be adjusted for summer and winter as applicable, and inclusive of demand charge, energy charge and energy adjustment charge in effect as of the Commencement Date) reduced by amounts due from tenants for special electrical usage in conjunction with elapsed time recorded usage for overtime operation of the Building mechanical systems actually paid to Landlord pursuant to Article 7 hereunder, as said paragraph pertains to electrical usage only.

     (F) Costs incurred for operation, service, maintenance, inspection, repair and alteration of the Building, the Property, and the heating, air-conditioning, ventilating, plumbing, electrical and elevator systems of the Building (including any separate contract therefor) and the costs of labor, materials, supplies and equipment used in connection with all of the aforesaid items.

     (G) Sales and excise taxes and the like upon any of the expenses enumerated herein.

     (H) Management fees of the managing agent for the Building, if any. If there shall be no managing agent, or if the managing agent shall be a company affiliated with Landlord, the management fees that would customarily be charged for the management of the Building by an independent, first-class agent in the Monmouth County area, not to exceed five (5%) per cent of the aggregate gross rent collected.

     (I) The cost of replacements for tools and equipment used in the operation and maintenance of the Building and the Property.

     (J) The cost of repainting or otherwise redecorating any part of the Building other than premises demised to tenants in the Building.


     (K) Decorations for the lobby and other public portions of the Building below the second floor.

     (L) The cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar costs related to operation of the Building superintendent's office.

     (M) The cost of licenses, permits and similar fees and charges related to operation, repair and maintenance of the Building.

     (N) Auditing fees necessarily incurred in connection with the maintenance and operation of the Building, and accounting fees incurred in connection with the preparation and certification of a real estate tax escalation and the Operating Expenses escalation statements pursuant to this Article 4.

     (O) All costs incurred by Landlord to retrofit any portion or all of the Building to comply with a change in existing legislation, whether Federal, State or Municipal; repairs, replacements and improvements which are appropriate for the continued operation of the Building as a first-class building.



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  59


     (P) All expenses associated with the installation of any energy or cost saving devices, which costs shall be included as part of Operating Expenses only if such installation results in actual cost saving. Such costs shall be amortized over a ten- (10) year period and the annualized portion thereof shall be included as part of Operating Expenses for the unexpired portion of the Lease Term.

     (Q) The pro rata share of all costs and expenses relating to the Common Area of the Property and its maintenance, operation and repair of any common facilities including, but not limited to, snow removal, landscaping and similar services.

     (R) Any and all other expenditures of Landlord in connection with the operation, repair or maintenance of the Property or the Building which are properly expensed in accordance with generally accepted accounting principles consistently applied with respect to the operation, repair and maintenance of first-class office buildings in the Monmouth County area.

     (S) Taxes in excess of Base Year Taxes paid in accordance with the terms and conditions of Article 4.1 hereinbefore provided.


     (c) If Landlord shall purchase any item of capital equipment or make any capital expenditure as described in subsections (b)(0) and (b)(P) above, then the costs for the same shall be included in Operating Expenses in the year of installation and in subsequent years amortized on a straight-line basis, over an appropriate period, but not more than ten (10) years, with an interest factor equal to the prime interest rate charged by The Chase Manhattan Bank, N.A., to its most favored borrowers. If Landlord shall lease such item of capital equipment, then the rentals or other operating costs paid pursuant to such leasing shall be included in Operating Expenses for each year in which they are incurred. Notwithstanding the foregoing, "Operating Expenses" shall not include expenditures for any of the following:

     (A) The cost of any capital addition made to the Building (other than that specified as part of Operating Expenses as provided above), including the cost to prepare space for occupancy by a new tenant.

     (B) Repairs or other work occasioned by fire, windstorm or other insured casualty or hazard, to the extent that Landlord shall receive proceeds of such insurance.

     (C) Leasing commissions, advertising expenses and other costs incurred in leasing or procuring new tenants.

     (D) Repairs or rebuilding necessitated by condemnation.

     (E) Depreciation and amortization of the Building, other than:

     (i) capital expenditures which under generally applied real estate practice are expensed or regarded as deferred expenses;

     (ii) capital expenditures appropriate to a first-class office building or required by law as described in subsection (0) above; and

     (iii) capital expenditures designed to result in savings or reductions in Operating Expenses as described in subsection (b)(P) above.

     (F) The salaries and benefits of executive officers of Landlord, if any.



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  60


     (d) Operating Expenses shall be "net" and, for that purpose, shall be reduced by the amounts of any reimbursement or credit received or receivable by Landlord with respect to an item of cost that is included in Operating Expenses (other than reimbursements to Landlord by tenants of the Building pursuant to Operating Expenses escalation provisions). If Landlord shall eliminate the payment of any wages or other labor costs or otherwise reduce Operating Expenses as a result of the installation of new devices or equipment, or by any other means, then, in computing the Operating Expenses, the corresponding items shall be deducted from the Operating Expenses allowance for the operating year.

     (e) As soon as reasonably feasible after the expiration of the first twelve- (12) month Lease year (Base Year), Landlord will furnish to Tenant a statement by an officer of Landlord showing in reasonable detail the Operating Expenses for the Base Year. As soon as reasonably feasible after the expiration of each twelve- (12) month Lease year after the Base Year, Landlord will furnish to Tenant a statement by an officer of the Landlord showing in reasonable detail the Operating Expenses for said twelve- (12) month Lease year, as compared to the statement of the Operating Expenses for the preceding year. Landlord will, at the request of Tenant, furnish such invoices and other documentation as Tenant may reasonably require with respect to the statements to be furnished by Landlord to Tenant as hereinabove provided. At the time of rendering such statement, any adjustment due to Landlord or to Tenant under the provisions of
Article 4.2, shall be paid or credited as applicable as hereinafter provided as follows:

     (A) For the first twelve- (12) month Lease year (Base Year), and upon issuance of the Base Year statement showing the electricity for common area and fuel costs for the entire Building computed based upon the applicable rates, including demand charge, energy charge and energy adjustment charges in effect at the Commencement Date, any amount due to Landlord because of rate increases which occur during the Base Year, and as shown on such statement of expenses, shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement.

     (B) Commencing with the second year of the Lease Term, Tenant agrees to pay, in addition to the Annual Basic Rent, a sum equal to two (2%) percent of such Annual Basic Rent in twelve (12) equal monthly installments to be paid together with the monthly payments of Annual Basic Rent required hereunder. At the end of the second Lease year, Landlord and Tenant shall adjust such additional payment in the manner hereinafter set forth in subsection (e)(C).

     (C) Commencing with the third year of the Lease Term, in the event the Tenant shall be required to pay Additional Rent for Operating Expenses as in this Article 4.2 required, the Tenant agrees, in addition to the Base Rent to be paid pursuant to Article 3, that it will pay, monthly, 1/12th of the sum required to be paid as Additional Rent attributable to Tenant's Percentage of Operating Expenses for the prior Lease year. Such monthly payment shall be made together with Tenant's regular monthly Base Rent payment. At the end of each Lease year, there shall be an adjustment between the Landlord and Tenant with respect to the aggregate of the monthly Additional Rent paid for Operating Expenses so as to either require payment by Tenant to Landlord of any amount required in excess of the twelve (12) monthly payments, based on the prior year's Operating Expenses as hereinabove provided, or, if applicable, the Tenant shall be credited with any overpayment made in excess of required Operating Expenses for that calendar year. Landlord shall furnish Tenant, in any event, with the computation of detailed Operating Expenses to the applicable Lease year in the manner hereinabove provided, and any required payment to Landlord or credit to Tenant, as applicable, shall be paid or made within thirty (30) days after Landlord's demand and furnishing to Tenant the required computation and statement of Tenant's Percentage of Operating Expenses as above provided.

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     (d)  Tenant  or its  representatives  shall  have the right to  request  to examine Landlord's books and records with respect to the items in the foregoing statement of Operating Expenses during normal business hours at any time within ninety (90) days following the delivery by Landlord to Tenant of such statement. Tenant shall have an additional sixty (60) days to file any written exception to any item of expense; however, nothing herein shall be deemed to afford Tenant any right to withhold any payment due from Tenant to Landlord, and, in the event of any such withholding of payment of Annual Basic Rent, Tenant shall pay the Premium Rate, computed daily from the date of default to the date of payment. Each expense for which Landlord shall bill Tenant as set forth hereinabove shall be necessary and reasonable for the operation of the Building and Property and shall be delineated by Landlord in detail to Tenant.

     (e) If the last year of the Term of this Lease ends on any day other than the last day of a calendar year, any payment due to Landlord or to Tenant by reason of any increase or decrease in Operating Expenses shall be prorated, and Tenant shall pay any amount due to Landlord within thirty (30) days after being billed therefor. This covenant shall survive the expiration or termination of this Lease.

     4.3 For the purpose of this Lease, Tenant's Percentage shall be 37%. Tenant's Percentage shall be revised as may be required if the Building is increased or decreased in size.

     5. USE

     5.1 The Tenant covenants and agrees to use and occupy the Leased Premises for office purposes only, and for no other purpose.

     5.2 The Tenant covenants and agrees that it will not use the Leased Premises for any use which creates an extra hazard of fire or other danger or casualty, or which will increase the rate which Landlord or other tenants must pay to secure fire or liability insurance, or which will render the Building or its improvements uninsurable.

     6. REPAIRS AND MAINTENANCE

     6.1 During the Term of this Lease, the Landlord, at its expense, shall keep in good order, safe condition and repair, the structural parts of the Building and Common Areas of which the Leased Premises are a part, including the walls, roof, floor, foundation load bearing members, trusses and joists, as well as all plumbing, utilities and facilities serving the Leased Premises, except for repairs or maintenance occasioned by the negligence or deliberate act of Tenant, or its agents, servants, employees and invitees which shall be then repaired at the cost and expense of the Tenant.

     6.2 The Landlord, as part of Operating Expenses, shall take good care of and maintain and repair: (i) all other portions of the Building, including Common Areas and all Building systems incorporated therein; (ii) the lawns, shrubbery, driveway, sidewalks, entranceways, foyers, curbs and parking area on the Property; and (iii) provide snow removal.

     6.3 Tenant agrees to keep the Leased Premises in as good repair as they are at the beginning of the Term of this Lease, reasonable use and wear thereof and damage by fire or other casualty not caused by Tenant excepted. Tenant further agrees not to damage, overload, deface or commit waste of the Premises. Tenant shall be responsible for all damage of any kind or character to the Leased Premises, including the windows, floors, walls and ceilings, caused by Tenant or by anyone using or occupying the Premises by, through or under the Tenant. Landlord shall repair the same as deemed necessary by Tenant or Landlord, applying reasonable commercial standards, and Tenant agrees to pay the costs incurred therefor to Landlord upon demand. Anything hereinabove contained to the contrary notwithstanding, it is expressly understood and agreed that the Tenant shall, at its sole cost and expense, be responsible for the repair, maintenance and replacement of any items installed by Tenant for Tenant's use as leasehold improvements as part of Tenant's Work. Landlord shall not be liable by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Leased Premises

  62


or the Building or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs, alterations, additions or improvements or because of any delay by Landlord in making the same. Tenant shall give to Landlord prompt written notice of any accidents to, or defects in, plumbing, electrical, heating and air-conditioning systems and apparatus located in the Leased Premises.

     7. LANDLORD'S SERVICES

     7.1 Landlord shall furnish the services for which the Building is equipped, to the extent that the existing facilities for such services permit, except that heat and air-conditioning, as required, shall be furnished only between the hours of 8:00 A.M. and 6:00 P.M. Monday through Friday, (Saturdays, Sundays and national holidays excluded). Landlord agrees at Tenant's request, and at a cost to Tenant to be mutually agreed upon, prior to the Commencement Date of this Lease and as to be set forth in approved plans and specifications, to install a by-pass switch for monitoring hours of usage by Tenant solely for air-conditioning and heating during hours other than as set forth hereinabove, and it is further agreed that Tenant shall pay to Landlord the cost of said overtime usage as contemplated herein upon invoice from Landlord to Tenant at the rate of $40.00 per hour during the first year of the Term hereof and thereafter, said hourly charge shall be increased annually by the percentage increase in electric and gas utility rates for the Building operation, if any.

     7.2 Landlord shall furnish to Tenant a separate and independent electric meter to measure Tenant's use of electric energy in the Leased Premises, the cost of which shall be paid for by Tenant at its sole cost and expense. Effective as of the Occupancy Date, electric energy for Tenant's requirements shall be furnished for lighting, electric typewriters, adding machines, copying machines, and any other similar electricity requirements, as are customarily used in a general business office, not including high energy computers. Any requirements for high energy computers shall be only with the express written consent of Landlord who reserves the right to require Tenant to pay any additional costs attributable to such high energy use including any additional requirements for air-conditioning attributable to such use.

     7.3 Tenant agrees not to connect any additional electrical equipment of any type to the Building electric distribution system over and above that equipment shown on Tenant's Plan without the Landlord's prior written consent, however, Landlord shall not unreasonably withhold such consent. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished on the Leased Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity. Tenant's use of electric energy in the Leased Premises shall not at any time exceed the capacity of any of the electric conductors and equipment in or otherwise serving the Leased Premises.

     7.4 Janitorial services are as referred to on Schedule "E" annexed hereto and made a part hereof.

     8. INABILITY TO PERFORM

     In case Landlord is prevented or delayed in furnishing any service as set forth herein or otherwise by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction in the Monthly Basic Rent or the Annual Basic Rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such absence of Building services constitutes actual or constructive, total or partial eviction or renders the Leased Premises untenantable. Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed, provided, however, that in each instance of stoppage,

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  63


Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. Landlord agrees, however, that it will use all reasonable efforts to obtain restoration of services based on the then existing circumstances.

     9. INSURANCE

     Tenant shall keep in force, at its own expense, comprehensive general liability insurance (including a contractual liability insurance endorsement) in companies acceptable to Landlord and naming as insured Landlord, owner of the Property, Landlord's managing agent, if any, and Tenant against claims for "personal injury", including bodily injury and death, in amounts not less than THREE MILLION AND 00/100 ($3,000,000.00) DOLLARS, and for property damage in amounts not less than ONE MILLION AND 00/100 ($1,000,000.00) DOLLARS, and Tenant will further deposit the policy or policies of such insurance, or certificates thereof, with Landlord. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least ten (10) days' prior written notice to Landlord and Landlord's managing agent, if any, and that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance. Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to person or property covered by any insurance then in force, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only to the extent of, and with respect to, any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this type of release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

     10. LANDLORD'S ACCESS FOR FUTURE CONSTRUCTION

     The Landlord reserves the right to enter the Building, Property and Leased Premises upon reasonable prior notice, except in emergencies, in connection with the construction and erection of any additions or improvements to the Building and Property of which the Leased Premises are a part, provided that in the use of such right the Landlord shall not unreasonably interfere with the use of the parking areas and driveways or the Tenant's business, or impair Tenant's visibility to the exterior from existing windows, or impair access to the Demised Premises.

     11. FIXTURES

     11.1 The Tenant may install and remove Tenant's property, equipment and trade fixtures in the Leased Premises during the Term of the Lease. If the Tenant moves out or is dispossessed, and fails to remove any such property, equipment and fixtures after the last day for which all Annual Basic Rent is paid, then the said property, equipment and fixtures shall be deemed at the option of the Landlord to be abandoned, and Tenant shall reimburse to Landlord the reasonable cost of removal thereof from the Leased Premises, including any cost of disposal thereof, subject to Tenant's obligations pursuant to Article 20 as hereinafter provided.

     11.2 The Tenant shall repair, at its cost and expense, any damage to the Leased Premises resulting from the removal of its property, equipment and fixtures. However, if Tenant fails to do so, it shall be responsible to reimburse the Landlord for the reasonable cost of compliance with the terms and conditions of the within covenant.


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  64


     11.3 All installation and removal of Tenant's fixtures, property and equipment shall be done in accordance with all applicable laws and ordinances and the rules and regulations of all governmental boards and bodies having jurisdiction.

     12. CHANGES IN OR ABOUT PREMISES

     This Lease shall not be affected or impaired by any change in any sidewalk, alleys or streets adjacent to or around the Building, or in parking regulations of the Township of Middletown or any County or State Agency or Office.

     13. ASSIGNMENT AND SUBLETTING

     Tenant shall not assign, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Leased Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. It will not be unreasonable for Landlord to withhold its consent if the reputation, financial responsibility, or business of a proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business to be inconsistent with that of other tenants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other tenant in the Building, or if the proposed rental rate is lower than the then current rate at which similar space in the Building is being offered by Landlord, provided that:

     (a) Tenant's request for consent shall be in writing and contain the name, address, and description of the business of the proposed assignee or subtenant, its most recent financial statement and other evidence of financial responsibility, its intended use of the Leased Premises, and the terms and conditions of the proposed assignment or subletting.

     (b) Within twenty (20) days from receipt of such request, Landlord shall either: (A) grant or refuse consent; or (B) elect to require Tenant (i) to execute an assignment of lease or sublease of Tenant's interest hereunder to Landlord or its designee upon the same terms and conditions as are contained herein, together with an assignment of Tenant's interest as sublessor in any such proposed sublease, or (ii) if the request is for consent to a proposed assignment of this Lease, to terminate this Lease and the Term hereof effective as of the last day of the third month following the month in which the request was received.

     (c) Each assignee hereunder shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for all payments and for the due performance of all terms, covenants, conditions and provisions herein contained on Tenant's part to be observed and performed. No assignment shall be binding upon Landlord unless the assignee shall deliver to Landlord an instrument in recordable form containing a covenant of assumption by the assignee, but the failure or refusal of assignee to execute the same shall not release assignee from its liability as set forth herein.

     (d) If such consent to any subletting or assignment hereunder shall be given:

     (A) such consent to assign this Lease or to sublet shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease and Tenant shall continue fully liable under this Lease for any default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease;

     (B) the subtenant or subtenants shall agree to perform faithfully and be bound by all the terms, covenants, conditions, provisions or agreements of this Lease to the extent of the space sublet;

     (C) an executed copy of each sublease and agreement of assumption of performance by each of the subtenants (limited to the extent of the space sublet) shall be delivered to Landlord promptly upon execution;

  65


     (D) (i) the Tenant shall pay to the Landlord monthly, one-half of any increment in rent received by Tenant per square foot per annum over the Annual Basic Rent and any Additional Rent then in effect during the year of assignment or subletting, which payment shall be made monthly, together with the required monthly payments of Annual Basic Rent to be paid pursuant to Article 3; and (ii) if Tenant receives any consideration or value for such assignment or subletting Landlord shall be paid one-half of any such consideration or value within ten
(10) days after receipt of the same by Tenant. As a condition hereunder, Tenant warrants and represents to Landlord that it will furnish to Landlord a copy of all pertinent documents with respect to any such assignment or subletting so as to establish Tenant's obligation to Landlord hereunder.

     14. FIRE

     14.1 In case of any damage to the Building or the Property by fire or other casualty occurring during the Term of this Lease or previous thereto, which renders the Leased Premises wholly untenantable so that the same cannot be repaired within one hundred twenty (120) days from the happening of such damage, then the terms hereby created shall, at the option of the Landlord or Tenant, terminate from the date of such damage, provided Landlord shall advise Tenant, in writing, within thirty (30) days of such casualty that it cannot repair the damage within one hundred twenty (120) days. In the event the Landlord elects to terminate the Lease for any reason which is due to the inability to restore the Premises within the one hundred twenty- (120) day period, Landlord or Tenant shall notify the other, in writing, by certified mail, return receipt requested, of such a fact within forty (40) days of the happening of the fire or casualty, and in such event the Tenant shall immediately surrender the Leased Premises and shall pay rent only to the time of such damage and the Landlord may re-enter and repossess the Premises discharged from this Lease. In the event the Landlord can restore the Premises within one hundred twenty (120) days, it shall advise the Tenant of such fact within thirty (30) days in writing, by certified mail, return receipt requested, and the Lease shall remain in full force and effect during the period of Landlord's restoration, except that rent shall abate while the repairs and restorations are being made, but the rent shall recommence within ten (10) days after restoration of the Premises and delivery of the same by the Landlord to the Tenant, together with a Certificate of Occupancy as required by applicable governmental authority having jurisdiction thereof. Landlord agrees that it will undertake reconstruction and restoration of the damaged Premises with due diligence and reasonable speed and dispatch. If a Certificate of Occupancy shall not be required, the Premises shall be deemed restored when Landlord shall certify to Tenant, in writing, that it has completed restoration.

     14.2 If the Building shall be damaged, but the damage is repairable by Landlord's estimation within one hundred twenty (120) days, the Landlord agrees to repair the same with reasonable promptness. In such event, the rent accrued and accruing shall not abate, except for that portion of the Leased Premises that has been rendered untenantable, and as to that portion the rent shall abate based on equitable adjustments as determined by Landlord. The Leased Premises shall be deemed untenantable to the extent that access to the Premises shall be denied which shall include unavailability of elevator service, or if Tenant cannot conduct its business at the Premises in a normal manner as heretofore conducted prior to the fire or casualty.

     14.3 In connection with Landlord's restoration as hereinabove referred to, in determining what constitutes reasonable promptness consideration shall be given to delays caused by acts of God, strikes, and other causes of Force Majeure beyond the Landlord's control.

     14.4 The Tenant shall immediately notify the Landlord in case of fire or other damage to the Premises.


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  66


     14.5 Notwithstanding anything contained in 14.1 or 14.2 above, if such repairs are for any reason not completed within one hundred twenty (120) days, then the Tenant shall have the right to terminate this Lease, and in such event of termination Landlord and Tenant shall thereupon be released of liability one to the other, and the within Lease shall be deemed null and void.

     15. COMPLIANCE WITH LOCAL RULES AND REGULATION

     15.1 Landlord covenants and agrees with Tenant that upon acceptance and occupancy of the Leased Premises, the Leased Premises will comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal State and Municipal Government and of any and all their departments and bureaus, and to the requirements of the Board of Fire Underwriters or their equivalent in the State of New Jersey, which are applicable to the use and construction of the same.

     15.2 The Tenant covenants and agrees that upon and after acceptance and occupancy of the Leased Premises, it will promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Municipal Government and of any and all their departments and bureaus (provided same are applicable to Tenant's occupancy or use of the Premises in the conduct of its business) or to the reasonable rules promulgated by the Landlord in writing for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Premises during said Term and arising from the operations of the Tenant therein, at the Tenant's cost and expense, subject to the right of the Tenant to contest the decision by any such department or bureau as hereinafter mentioned. In the event the Tenant contests any such governmental decision, it shall indemnify, defend and save the Landlord harmless from any fine, penalty, costs and liability imposed upon the Landlord as a result of Tenant's failure so to comply. The Tenant covenants and agrees, at its own cost and expense, to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Leased Premises, and will further comply with such other requirements that may be promulgated by the Board of Fire Underwriters or their equivalent in connection with the use and occupancy of the Leased Premises by the Tenant in the conduct of its business. Anything hereinabove to the contrary notwithstanding, it is expressly understood and agreed that the Tenant shall not be required to make structural changes in the Building if the same are required by governmental regulation, as the same may be applicable as a matter of general application to the Leased Premises, provided that the Tenant shall be required to make structural changes that may be required by governmental regulation if directly attributable and resulting from Tenant's occupancy and use of the Building in the conduct of its business.

     15.3 If the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, failure of the Tenant to comply with the requirements of subparagraph 15.1 above shall be deemed an item of default for which the Landlord shall have recourse by termination of this Lease or exercise of any other rights reserved to the Landlord hereunder, in accordance with the terms and conditions of this Lease.

     16. TERMINATION

     16.1 If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained after required notice and expiration of applicable grace periods, or if during the Term hereof the Leased Premises or any part thereof shall be or become abandoned, deserted, or vacated, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may, without being liable for damages, re-enter the Premises and take possession thereof; and, without being obligated to re-let the Premises as agent for the Tenant or otherwise, the Landlord may, at its option, re-let the Premises and receive the rents therefor and apply the same, first to the payment of such expenses, including real estate brokerage, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and

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  67


repossessing the Premises and in making such repairs and alterations as may be necessary; and second to the payment of rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired Term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained by Landlord. Said deficiencies will be increased by the Premium Rate retroactive to the date of re-entry by Landlord. For the purposes of this Lease, Premium Rate shall be the prime rate then being charged by The Chase Manhattan Bank at its main office in New York City, New York, plus one (1%) per cent per annum.

     16.2 Except for monetary defaults as provided in Article 16.3, if the Tenant defaults in the performance of any conditions or covenants in this Lease contained, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease, or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale or by operation of law, then in either of such events, unless they shall be cured within thirty (30) days after receipt of written notice from Landlord or his agent, the Landlord may, at any time thereafter, terminate this Lease and the Term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, thirty (30) days' notice in writing, of such termination. This Lease and the Term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof. Notwithstanding the termination, the Landlord may still enforce its rights reserved pursuant to subparagraph 16.1.

     16.3 Anything in subparagraphs 16.1 and 16.2 above to the contrary notwithstanding, any default by Tenant in the payment of rent or any other monetary obligation shall be cause for termination if the same is not paid promptly as required by the terms and conditions of the Lease. Any other default in the Lease shall be cause for termination if the same is not cured within thirty (30) days after written notice given in the same manner as provided in subparagraph 16.2 above.

     16.4 It is expressly understood and agreed that if the Lease is terminated by the Landlord as permitted hereunder, Landlord agrees that it will use reasonable efforts to mitigate Tenant's damages. For the purposes of this Lease, it shall be conclusively presumed that Landlord has used reasonable efforts to mitigate Tenant's damages if it enters into a written real estate brokerage agreement with a recognized commercial broker in the Monmouth County area authorized to rent the Leased Premises under then prevailing economic and rental conditions.

     17. INSPECTION BY LANDLORD

     The Tenant agrees that the said Landlord's agents, and other representatives, shall have the right to enter into and upon the Leased Premises, or any part thereof, at all reasonable hours, upon reasonable prior notice, without unduly disturbing the operations of the Tenant for the purpose of examining the same or for making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

     18. NOTICES

     All notices required or permitted to be given to the Landlord shall be given by certified mail, return receipt requested, addressed to the Landlord at the address set forth at the head of this Agreement or such other place as the Landlord shall designate in writing. All notices required or permitted to be given to the Tenant shall be given by certified mail, return receipt requested, addressed to the Tenant at the Leased Premises, or such other place as the Tenant shall designate in writing.

  68


     19. NON-WAIVER

     The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment of any such covenants, conditions or options, but the same shall be and remain in full force and effect. If the Landlord pursues any remedy granted by the terms of this Lease or the terms of applicable law, it shall not be construed as a waiver or relinquishment of any other remedy afforded thereby.

     20. ALTERATIONS OR IMPROVEMENTS BY TENANT

     20.1 Tenant shall not do any painting or decorating, or erect any partitions or make any alterations or improvements in the Premises, or do any nailing, boring, or screwing into the ceilings, walls, or floors, without the prior written consent of Landlord which shall not be unreasonably withheld, provided Tenant shall have furnished to Landlord a plan and/or specifications with respect to Tenant's proposed work. Unless objected to by Landlord in writing, such work may be performed by Tenant or under the direction of Tenant, at its cost. Nothing herein contained shall be construed to permit Tenant at any time to make any structural modifications to the Leased Premises or any alterations or modifications to existing Building systems in the Leased Premises. Tenant hereby agrees that all alterations and improvements made in, to or on the Premises shall, unless otherwise provided by written agreement, be the property of Landlord and shall remain upon and be surrendered with the Premises. At Landlord's request all such alterations and improvements shall be restored to their original condition at Tenant's expense at the termination of this Lease, which obligation on the part of Tenant is imposed by Landlord as part of its consent to any work undertaken by Tenant as permitted hereunder. Nothing hereinabove contained shall require the Tenant to remove any of the improvements which shall be installed by Landlord in accordance with Schedule "B".

     20.2 Nothing herein contained shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Mechanic's Lien Law of the State of New Jersey, it being expressly understood that the Landlord's estate shall not be subject to such liability.

     21. NON-LIABILITY OF LANDLORD

     21.1 It is understood and agreed that Landlord, in its capacity as Landlord and, if applicable, as builder or general contractor of the Building in which the Leased Premises are located, shall not be liable to Tenant, Tenant's agents, employees, contractors, invitees or any other occupant of the Leased Premises for any damage to property or for any inconvenience or annoyance to Tenant or any other occupant of the Leased Premises or interruption of Tenant's or such other occupant's business, arising out of or attributable to: (a) the design and construction of the Leased Premises and the Building of which the Leased Premises are a part; (b) any maintenance, repairs, replacements, additions, alterations, substitutions and installations made to the Leased Premises and the Building of which the Leased Premises are a part; and (c) any cause or happening whatsoever, except for the gross negligence or willful misconduct of the Landlord and Landlord's agents, servants and employees with respect to any of the events or occurrences referred to in subsections (a) and (b) herein, or otherwise. The foregoing covenant is an express inducement to Landlord to enter into the within Lease and the Tenant acknowledges that it understands the scope and consequence of Landlord's exculpation as herein provided.

     21.2 Anything hereinabove contained to the contrary notwithstanding, the Tenant in all events shall assume all risk of damage or loss to its property, equipment and fixtures occurring in or about the Leased Premises, whatever the cause of such damage or loss, including Landlord's negligence.

  69


     22. CONDEMNATION

     If the whole or part of the Leased Premises shall be acquired by Eminent Domain for any public or quasi public use or purpose so that the Premises cannot be used for its intended leased purposes or if access to the parking lot be denied, or if the parking areas shall be taken by Eminent Domain and the Landlord shall not substantially replace such parking areas so as to provide the parking spaces for Tenant required pursuant to Article 1.3, provided in an area reasonably contiguous to the Building in which the Demised Premises are located, then and in that event, the Term of this Lease shall cease and terminate from the date that possession of the Leased Premises is taken by the condemning authority in the Eminent Domain proceeding, or as the result of the delivery of a deed in lieu of condemnation. The Tenant shall have no claim against the Landlord for the value of any unexpired Term of said Lease. No part of any award made to the Landlord shall belong to the Tenant, nor shall the Tenant make any claim against the condemning authority for the value of its leasehold. Anything hereinabove contained to the contrary notwithstanding, it is expressly understood and agreed that without affecting Landlord's award as hereinabove referred to, the Tenant may make such independent claim as the law may allow with respect to Tenant's leasehold improvements, if any, trade fixtures and equipment, and cost of moving and/or relocation.

     23. INCREASE OF INSURANCE RATES

     If the rate which the Landlord must pay to secure fire insurance shall be increased because of any change in occupancy or use of the Premises by the Tenant, or because of the Tenant's non-compliance with the rules, regulations or requests of the fire insurance carrier, then such increase shall be paid by the Tenant to the Landlord as additional rent.

     24. TENANT'S FIRE INSURANCE

     The Tenant, at its own cost and expense, shall insure its own fixtures, equipment and contents, it being expressly understood and agreed that the same is not the responsibility of the Landlord nor shall Landlord be liable therefor.

     25. INDEMNITY

     Anything in this Lease to the contrary notwithstanding, and without limiting the Tenant's obligation to provide insurance pursuant to Article 9 hereunder, the Tenant covenants and agrees that it will indemnify, defend and save harmless the Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurring during the term of this
Lease:

     (a) Any matter, cause or thing arising out of the use, occupancy, control or management of the Leased Premises and any part thereof;


     (b) Any negligence on the part of the Tenant or any of its agents, contractors, servants, employees, licensees or invitees;


     (c) Any accident, injury, damage to any person or property occurring in, or about the Leased Premises;


     (d) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

  70


     Landlord shall promptly notify Tenant of any such claim asserted against it and shall promptly send to Tenant copies of all papers or legal process served upon it in connection with any action or proceeding brought against Landlord by reason of any such claim. The indemnity provided hereunder, however, shall not be applicable to any of its efforts or instances in which a waiver of subrogation of Tenant's liability has been obtained and/or provided as in this Lease required.

     26. FORCE MAJEURE

     Except for the obligation of the Tenant to pay rent and other charges as in this Lease provided, the period of time during which the Landlord or Tenant is prevented from performing any other act required to be performed under this Lease by reason of fire, catastrophe, strikes, lockouts, civil commotion, acts of God or the public enemy, government prohibitions or preemptions, embargoes, inability to obtain material or labor by reason of governmental regulations or prohibitions, the act or default of the other party, or other events beyond the reasonable control of Landlord or Tenant, as the case may be, shall be added to the time for performance of such act.

     27. MORTGAGE PRIORITY

     This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Property, the Building or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of same, as well as any substitutions therefor. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Property and the Building, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination of this Lease and the attornment of Tenant to future landlords in accordance with the terms of this Lease. With respect to the existing mortgage encumbering the Building in which the Demised Premises are a part, Landlord agrees that it will use its best efforts to obtain an agreement of non-disturbance from the existing mortgagee in such form as such mortgagee may reasonably require. Landlord agrees that with respect to any future mortgages, it will use its best efforts to obtain an agreement of non-disturbance in the event the existing mortgage is refinanced from such substitute mortgagee.

     28. SURRENDER OF PREMISES

     On the last day, or earlier permitted termination of the Lease Term, Tenant shall quit and surrender the Premises in good and orderly condition and repair (reasonable wear and tear, and damage by fire or other casualty excepted) and shall deliver and surrender the Leased Premises to the Landlord peaceably, together with all alterations, additions and improvements in, to or on the Premises made by Tenant as permitted under the Lease. The Landlord reserves the right, however, to require the Tenant at its cost and expense to remove any alterations or improvements installed by the Tenant and not permitted or consented to by the Landlord pursuant to the terms and conditions of the Lease,

  71


which covenant shall survive the surrender and the delivery of the Premises as provided hereunder. Prior to the expiration of the Lease Term the Tenant shall remove all of its property, fixtures, equipment and trade fixtures from the Premises. All property not removed by Tenant shall be deemed abandoned by Tenant, and Landlord reserves the right to charge the reasonable cost of such removal to the Tenant, which obligation shall survive the Lease termination and surrender hereinabove provided. If the Premises are not surrendered at the end of the Lease Term, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation any claims made by any succeeding tenant founded on the delay.

     29. SIGNS

     Subject to the terms and conditions of Article 1.4, the Tenant shall only be permitted to install signage at the Leased Premises in accordance with Building standard, and at such designated locations as Landlord shall direct. In addition, Tenant shall be listed on the Building directory located in the lobby of the Building. Landlord agrees that it will, at the sole cost and expense of the Tenant, replace the Smith Barney & Company sign on the Building with a "First Montauk" sign, it being understood and agreed that the letters for the replacement sign shall be the same size, quality, make and location as the existing Smith Barney & Company sign. In addition, the Landlord agrees that it will replace the Smith Barney & Company name on the tombstone sign with the name "First Montauk", all at the cost and expense of the Tenant. It is understood and agreed that the Tenant's right to have an exterior Building sign and its name on the tombstone sign is not exclusive, the Landlord reserving the right to permit other tenants of the Building to have exterior Building signs and additional tombstone identification under terms and conditions as the Landlord shall elect.

     30. ESTOPPEL CERTIFICATE

     Tenant agrees, from time to time as may be requested by Landlord, to execute, acknowledge and deliver to Landlord all or any of the following: an estoppel letter certifying to such party as Landlord reasonably may designate, including any mortgagee, that this Lease is in full force and effect and has not been amended, modified or superseded, that Landlord has satisfactorily completed all construction work required by this Lease (subject to completion of punchlist items), that Tenant has accepted the Leased Premises and is now in possession thereof, that Tenant has no defense offsets or counterclaims hereunder or otherwise against Landlord with respect to this Lease or the Leased Premises and Landlord is not in default hereunder (or if any of the foregoing not be the case, specifying in reasonable detail the extent and nature thereof), that Tenant has no knowledge of any pledge or assignment of this Lease or rentals hereunder, that rent is accruing under this Lease but has not been paid more than one month in advance and the date to which rent has been paid; and any other instrument as may be reasonably requested to be executed by Tenant by any mortgagee of the Property or Building or any interest therein, so long as the rights of Tenant as provided for by this Lease are not materially affected by any such other instrument. Tenant's estoppel letter shall be in the form as Landlord or its mortgagee shall hereinafter proscribe.

     31. TRANSFER BY LANDLORD

     The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Building or Real Property (or the owner of a lease of the Building or of the Real Property) so that in the event of any transfer of title to or lease of said Building or Real Property, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter accruing, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to or lessee of said Building or Real Property, that the transferee of the lessee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

  72


     32. LIMIT OF LANDLORD'S LIABILITY

     In case the Landlord shall be a joint venture, partnership, tenancy in common, association or other form of joint ownership, the individual members or entities thereof shall have absolutely no personal liability or obligation with respect to any provision of this Lease, or any obligation or liability arising therefrom or in connection therewith, which covenant hereinabove referred to, shall be deemed effective as of the date Landlord completes and delivers the Leased Premises in accordance with the terms and conditions of the Lease and the Plans herein provided.

     33. LANDLORD'S RIGHT OF ENTRY AND ALTERATIONS

     Landlord, or its agents, shall have the right at any time to enter upon the Leased Premises to examine the same, to clean windows, or to make such repairs, alterations or improvements as Landlord may deem necessary or proper, and, during such operations, may close entrances, doors, corridors, elevators and other facilities, all without any liability to Tenant by reason of interference, inconvenience or annoyance; provided, however, that if such work should materially reduce the area rented by Tenant, the rent paid by Tenant shall be proportionately reduced, and further provided, that such work will be done in such a manner as to cause the least possible interference, inconvenience and annoyance to Tenant. However, this Article shall not be deemed as imposing any duty on Landlord to undertake any of the acts specified therein.

     34. LANDLORD'S REMEDIES AND EXPENSES

     34.1 All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease on successive periodic sums which mature hereunder. Notwithstanding the foregoing, Landlord agrees that all cognizable claims shall be filed in one action.

     34.2 Tenant or Landlord shall pay, upon demand, all of the Tenant's or Landlord's costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Tenant or Landlord, incurred in successfully enforcing the other's obligation hereunder.

     35. LANDLORD'S RESERVED RIGHTS

     Landlord reserves the following rights:

     (a) To have access for Landlord and other tenants of the building to any mail chutes located on the Premises according to the rules of the United States Post Office.

     (b) During the last ninety (90) days of the Term of this Lease or any extension thereof, if during or prior to that time Tenant vacates the Premises, the Landlord shall have the right to enter the Leased Premises in order to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy.

     (c) To show the Premises to prospective tenants or brokers during the last year of the Term of this Lease as extended and to prospective purchasers at all reasonable times, provided prior notice to Tenant in each case is given and Tenant's use and occupancy of the Premises shall not be materially inconvenienced by any such action of Landlord. Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or

  73



possession and without being liable in any manner to Tenant. Notwithstanding the foregoing, Landlord agrees that it shall arrange said visitation only by appointment with Tenant.

     36. RULES AND REGULATIONS

     Tenant, its employees, agents, servants, licensees and visitors agree to comply with the rules and regulations with respect to the Premises and Building (hereinafter called the "Rules") as the same shall be applicable to all tenants of the Building. The Rules are set forth at the end of this Lease and are expressly made a part hereof as Schedule "F". Landlord shall have the right to make reasonable additions and amendments thereto from time to time; and Tenant, its employees, agents and servants, agree to comply with such additions and amendments after notice from Landlord. All notices with respect to the Rules shall be in writing. The Rules shall not deny Tenant access to the Leased Premises in excess of the regular work week hours defined in Article 7. Tenant further agrees to furnish to Landlord license and car information as to its employees who may be using the parking lot as may be required by the Landlord, and Tenant further agrees to comply with such reasonable Rules or requirements in connection with the use of the parking facilities as shall be made applicable to all tenants of the Building.

     37. WAIVERS

     No delay or  forbearance  by  Landlord  in  exercising  any right or remedy hereunder  or in  undertaking  or  performing  any act or  matter  which  is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

     38. WAIVER OF TRIAL BY JURY

     It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Leased Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

     39. SEVERABILITY

     Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision, other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

     40. QUIET ENJOYMENT

     The Landlord covenants and represents that the Landlord is the owner of the Premises herein leased and has the right and authority to enter into, execute and deliver this Lease, and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the Term aforementioned.

  74


     41. LEASE CONSTRUCTION

     The  Lease  shall be  construed  pursuant  to the laws of the  State of New
Jersey.

     42. BINDING EFFECT

     The terms, covenants and conditions of the within Lease shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, successors, executors, administrators and assigns.

     43. DEFINITIONS

     The neuter gender, when used herein and in the acknowledgment hereafter set forth, shall include all persons, firms and corporations, and words used in the singular shall include words in the plural where the text of the instrument so requires.

     44. PARAGRAPH HEADING

     The paragraph headings herein are inserted only as a matter of convenience and for reference, and in no way to define, limit or describe the scope of this Lease nor the intent of any provision hereof.

     45. AMENDMENT AND MODIFICATIONS

     This Lease contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant and the same shall not be valid unless approved in writing by all mortgagees and holders of any estate or interest in the Building or the Property by virtue of leases or other instruments expressly referred to herein or which are then of record.

     46. EXECUTION AND DELIVERY

     These documents are submitted to the Tenant for consideration purposes and shall not be binding on Landlord until fully executed in all parts by Landlord and Tenant and exchanged.

     47. SCHEDULES


     The following Schedules are referred to in this Lease:

         SCHEDULE "A" - Legal Description of Property SCHEDULE "B" - The Plans SCHEDULE "C" - Intentionally Omitted SCHEDULE "D" - Intentionally Omitted SCHEDULE "E" - Janitorial Services SCHEDULE "F" - Building Rules and Regulations


     48. BROKERAGE

     The parties mutually represent to each other that neither party dealt with any broker in connection with the within Lease.

     49. SECURITY

     Upon execution of this Lease, the Tenant shall deposit with the Landlord the sum of SEVENTY-FIVE THOUSAND EIGHT HUNDRED SEVENTY-THREE AND 33/100 ($75,873.33) DOLLARS as security for the full and faithful performance of this Lease upon the part of the Tenant to be performed, Landlord acknowledging that it has heretofore received from Tenant as a credit toward such security deposit the sum of TWENTY-SIX THOUSAND FOUR HUNDRED FORTY-NINE AND 00/100 ($26,449.00) DOLLARS, which sum was deposited with Landlord under the prior Lease Agreement

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dated September 7, 1993,  referred to in this Lease Agreement.  Upon termination of this Lease, and providing the Tenant is not in default hereunder and has performed all of the conditions of this Lease, the Landlord shall return the total sum of SEVENTY-FIVE THOUSAND EIGHT HUNDRED SEVENTY-THREE AND 33/100
($75,873.33) DOLLARS to the Tenant. Anything herein contained to the contrary notwithstanding, it is expressly understood and agreed that the said security deposit shall not bear interest. Tenant covenants and agrees that it will not assign, pledge, hypothecate, mortgage or otherwise encumber the aforementioned security during the Term of this Lease. It is expressly understood and agreed that the Landlord shall have the right to co-mingle the security funds with its general funds and said security shall not be required to be segregated.

     50. PRIOR LEASE SUPERSEDED

     Anything herein contained to the contrary notwithstanding, effective as of the Commencement Date, the within Lease shall supersede that certain lease between the Landlord and Tenant dated September 7, 1993, and the terms and conditions thereof shall be null and void and of no further force and effect in connection with the leasing of any space in the Building by Landlord to Tenant, with the exception of the sublease of the premises located on the first floor of the Building commonly referred to as the Lucas Capital Management space containing 1,637 gross rentable square feet. Anything in this Article 50 to the contrary notwithstanding, the Landlord covenants, agrees and acknowledges that the Tenant shall not be obligated to vacate and remove from any of its existing lease spaces or sublease spaces until the Landlord delivers actual possession of the Leased Premises to the Tenant in accordance with the terms and conditions of this Lease.

     51. OPTION TO RENEW

     51.1 Provided the Tenant is not in default pursuant to the terms and conditions of this Lease, the Tenant is hereby given the right and privilege to renew the within Lease for one (1) six- (6) year renewal period, to commence at the end of the initial Term of this Lease (the "Renewal Term"), which Renewal Term shall be upon the same terms and conditions as in this Lease contained, except that the Annual Basic Rent to be paid during the Renewal Term shall be the sum of FIVE HUNDRED FORTY-SIX THOUSAND TWO HUNDRED EIGHTY-EIGHT AND 00/100 ($546,288.00) DOLLARS per annum (the "Renewal Rent"), payable in equal monthly installments of FORTY-FIVE THOUSAND FIVE HUNDRED TWENTY-FOUR AND 00/100 ($45,524.00) DOLLARS per month.

     51.2 The right, option, and privilege of the Tenant to renew this Lease as hereinabove set forth is expressly conditioned upon the Tenant delivering to the Landlord, in writing, by certified mail, return receipt requested, twelve (12) months' prior notice of its intention to renew, which notice shall be given to the Landlord by the Tenant no later than twelve (12) months prior to the Termination Date hereinabove set forth.

     51.3 In addition to the Renewal Rent hereinabove provided, Tenant shall pay to Landlord during the Renewal Term all Additional Rent required to be paid pursuant to this Lease.

     52. COMMENCEMENT DATE DELAY

     Anything in this Lease to the contrary notwithstanding, Landlord and Tenant recognize that Smith Barney & Company will be occupying, prior to the Commencement Date as established pursuant to Article 3 of the Statement of Facts, a portion of the Leased Premises intended to be delivered to the Tenant. Landlord agrees that it will use its best efforts to require Smith Barney & Company to vacate, prior to January 1, 1998, that portion of the Leased Premises

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now occupied by Smith Barney & Company.  To the extent,  however,  that Landlord cannot accomplish the vacation of occupancy of that portion of the Leased Premises occupied by Smith Barney & Company prior to January 1, 1998, Landlord agrees that it will pay to the Tenant hereunder an amount equal to the 50% of the penalty for the holdover by Smith Barney & Company, as such penalty sum exceeds the current monthly rent being paid by Smith Barney & Company.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by their proper corporate officers and caused their proper corporate seals to be hereunto affixed, the day and year first above written.

                                            RIVER OFFICE EQUITIES,
WITNESS:                                    a New Jersey Partnership


                                            By:
                                            MARK DUBROW, General Partner

                                            FIRST MONTAUK SECURITIES CORP.,
                                            a New York Corporation
ATTEST/WITNESS:


______________________________               By:_______________________________



STATE OF NEW JERSEY   )
                      ) SS.:
COUNTY OF MONMOUTH    )


     BE IT REMEMBERED, that on this 5th day of March, 1997, before me, the subscriber, personally appeared MARK DUBROW, General Partner of RIVER OFFICE EQUITIES, a New Jersey Partnership, who, I am satisfied, is the Landlord mentioned in the within Instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.



STATE OF  NEW JERSEY  )
                      ) SS.
COUNTY OF MONMOUTH    )

     BE IT REMEMBERED, that on this 5th day of March, 1997, before me, the subscriber, personally appeared who, I am satisfied, is the person who signed the within Instrument as of FIRST MONTAUK SECURITIES CORP., a New York corporation, the Tenant named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.









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                           L E A S E A G R E E M E N T



                           BY AND BETWEEN

                             RIVER OFFICE EQUITIES,
                            a New Jersey Partnership

                                                                      "Landlord"

                           -and-

                         FIRST MONTAUK SECURITIES CORP.,
                             a New York corporation

                                                                        "Tenant"




                           DATED:  March 5, 1997



                                                     LAW OFFICES

                                          EPSTEIN, EPSTEIN, BROWN & BOSEK,
                                             A Professional Corporation
                                               245 Green Village Road
                                                    P. O. Box 901
                                      Chatham Township, New Jersey  07928-0901
                                                 Tele. (201) 593-4900
                                                 Fax (201) 593-4966

                                                 File No. 11684-210